Exhibit 99.1

Press Release

Concho Resources Inc. Announces Proposed Offering of Senior Unsecured Notes

Midland, Texas, June 14, 2018 – Concho Resources Inc. (NYSE: CXO) (“Concho” or the “Company”) today announced that it intends, subject to market conditions, to publicly offer two new series of its senior unsecured notes, one of which will mature in 2028 (the “2028 notes”) and the other in 2048 (the “2048 notes” and collectively with the 2028 notes, the “notes”). The 2028 notes and the 2048 notes will be issued pursuant to new supplemental indentures to the Company’s existing base indenture, in each case in an aggregate principal amount to be determined at pricing. The 2028 notes and the 2048 notes will be fully and unconditionally guaranteed by certain of Concho’s current subsidiaries. Following the closing of the Company’s acquisition of RSP Permian Inc. (“RSP”) through an all-stock transaction (the “RSP Acquisition”), Concho intends to use the net proceeds from this offering to redeem, as previously announced, RSP’s 6.625% senior notes due 2022 and 5.25% senior notes due 2025 (collectively, the “RSP notes”) for approximately $1.2 billion and to repay a portion of the outstanding indebtedness under RSP’s existing credit facility, under which RSP had outstanding borrowings of $445 million as of March 31, 2018. Pending the redemption of the RSP notes and the repayment of a portion of the outstanding indebtedness under RSP’s existing credit facility, the Company intends to invest the net proceeds from this offering primarily in cash, cash equivalents and U.S. government securities.

If the RSP Acquisition is not completed on or prior to December 31, 2018, or is terminated on or prior to completion, the Company will redeem all of the notes at a price equal to 101% of the principal amount of the notes of the applicable series, plus accrued and unpaid interest to the redemption date.

BofA Merrill Lynch, J.P. Morgan and Wells Fargo Securities will act as joint bookrunning managers for the senior unsecured notes offering. The offering will be made only by means of a preliminary prospectus supplement and the accompanying base prospectus, copies of which may be obtained on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Alternatively, the underwriters will arrange to send you the preliminary prospectus supplement and related base prospectus if you request them by contacting Merrill Lynch, Pierce, Fenner & Smith Incorporated, 200 North College Street, NC1-004-03-43, Charlotte, NC 28255-0001, Attention: Prospectus Department, or by e-mailing dg.prospectus_requests@baml.com, or via phone at (800) 294-1322; J.P. Morgan Securities LLC, 383 Madison Avenue, 3rd Floor, New York, New York 10179, Attention: Investment Grade Syndicate Desk, or via phone at (212) 834-4533; or Wells Fargo Securities, LLC, 608 2nd Ave S, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, or by e-mailing wfscustomerservice@wellsfargo.com, or via phone at (800) 645-3751.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A registration statement, as amended, relating to the securities has been filed and became effective June 14, 2018. This press release is not intended as a notice of redemption. Any such notice has been given to holders of the RSP notes in a manner prescribed in the indentures governing those notes. This communication also does not constitute a solicitation of any vote or approval in any jurisdiction relating to the RSP Acquisition.

Concho Resources Inc.

Concho Resources Inc. is an independent oil and natural gas company engaged in the acquisition, development, exploration and production of oil and natural gas properties. The Company’s operations are focused in the Permian Basin of Southeast New Mexico and West Texas.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements contained in this press release specifically include statements relating to the Company’s planned offering, the use of the net proceeds from the planned offering, and the pending RSP Acquisition. The words “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “outlook,” “goal” or other similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which generally are not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions and analyses made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the risk factors discussed or referenced in the Company’s most recent Annual Report on Form 10-K; Quarterly Reports on Form 10-Q; risks associated with the RSP Acquisition, including increased expenses, management distraction from the Company’s business, declines in the market price of the Company’s common stock and failure to realize the expected benefits of the RSP Acquisition; failure, difficulties and delays in meeting conditions required for closing set forth in the Agreement and Plan of Merger associated with the RSP Acquisition; risks associated with acquisitions, including liabilities associated with acquired properties or businesses and the ability to realize expected benefits; disruptions to, capacity constraints in or other limitations on the pipeline systems that deliver the Company’s oil, natural gas liquids and natural gas and other processing and transportation considerations; declines in, or the sustained depression of, the prices the Company receives for its oil and natural gas; risks related to the concentration of the Company’s operations in the Permian Basin of Southeast New Mexico and West Texas; evolving cybersecurity risks, such as those involving unauthorized access, denial-of-service attacks, malicious software, data privacy breaches by employees, insiders or others with authorized access, cyber or phishing-attacks, ransomware, malware, social engineering, physical breaches or other actions; the costs and availability of equipment, resources, services

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and qualified personnel required to perform the Company’s drilling, completion and operating activities; drilling, completion and operating risks; environmental hazards, such as uncontrollable flows of oil, natural gas, brine, well fluids, toxic gas or other pollution into the environment, including groundwater contamination; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation related to hydraulic fracturing, climate change, derivatives reform or the export of oil and natural gas; the impact of current and potential changes to federal or state tax rules and regulations, including the Tax Cuts and Jobs Act; potential financial losses or earnings reductions from the Company’s commodity price risk management program; difficult and adverse conditions in the domestic and global capital and credit markets; the adequacy of the Company’s capital resources and liquidity including, but not limited to, access to additional borrowing capacity under the Company’s credit facility; the impact of potential changes in the Company’s credit ratings; uncertainties about the Company’s ability to successfully execute the Company’s business and financial plans and strategies; uncertainties about the estimated quantities of oil and natural gas reserves; uncertainties about the Company’s ability to replace reserves and economically develop the Company’s current reserves; general economic and business conditions, either internationally or domestically; competition in the oil and natural gas industry; uncertainty concerning the Company’s assumed or possible future results of operations; and other important factors that could cause actual results to differ materially from those projected.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

In connection with the RSP Acquisition, Concho filed with the SEC, on June 4, 2018, an amendment to the registration statement on Form S-4 that was originally filed on April 20, 2018, that includes a joint proxy statement of RSP and Concho that also constitutes a prospectus of Concho. The registration statement was declared effective on June 6, 2018, and RSP and Concho commenced mailing the definitive joint proxy statement/prospectus to stockholders of Concho and RSP on or about June 12, 2018. RSP and Concho will also file other documents with the SEC regarding the RSP Acquisition. This document is not a substitute for the registration statement and joint proxy statement/prospectus filed with the SEC, including any amendments thereto, or any other documents that Concho or RSP may file with the SEC or send to stockholders of Concho or RSP in connection with the RSP Acquisition. INVESTORS AND SECURITY HOLDERS OF RSP AND CONCHO ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE RSP ACQUISITION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Concho or RSP through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by RSP will be made available free of charge on RSP’s website at www.rsppermian.com, under the heading “SEC Filings,” or by contacting RSP’s Investor Relations Department by phone at (214) 252-2700. Copies of documents filed with the SEC by Concho will be made available free of charge on Concho’s website at www.concho.com, under the heading “Investors,” or by contacting Concho’s Investor Relations Department by phone at (432) 221-0477.

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Participants in Solicitation

Concho, RSP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Concho’s common stock and RSP’s common stock in respect to the RSP Acquisition.

Information regarding RSP’s directors and executive officers is contained in the Form 10-K/A filed with the SEC on April 30, 2018 and in the other documents filed after the date thereof by RSP with the SEC. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing RSP’s website at www.rsppermian.com. Information regarding Concho’s executive officers and directors is contained in the proxy statement for Concho’s 2018 Annual Meeting of Stockholders filed with the SEC on April 5, 2018 and in the other documents filed after the date thereof by Concho with the SEC. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Concho’s website at www.concho.com under the heading “Investors.”

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the RSP Acquisition by reading the definitive joint proxy statement/prospectus. You may obtain free copies of these documents as described above.

INVESTOR RELATIONS

Megan P. Hays

Vice President of Investor Relations and Public Affairs

(432) 685-2533

Mary T. Starnes

Investor Relations Manager

(432) 221-0477

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